                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 2003


                        INTERSTATE HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-14331                52-2101815
(State of Incorporation)       (Commission File No.)        (IRS Employer
                                                          Identification No.)


     4501 N. Fairfax Drive                                   22203
          Arlington, VA                                    (Zip Code)
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code: 703-387-3100


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                                 (202) 965-4455
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

On August 5, 2003, Interstate Hotels & Resorts filed a Registration Statement on Form S-3. This Registration Statement incorporates by reference our Annual Report on Form 10-K, filed on March 27, 2003, as amended on March 31, 2003 and April 2, 2003. Included in our Form 10-K are references to earnings before interest, taxes, depreciation and amortization, or "EBITDA", which is a non-GAAP financial measure. In accordance with Regulation G, as adopted by the Securities and Exchange Commission, we are required to provide a reconciliation from net income (loss) to EBITDA for the periods presented. See the table below for the reconciliation.

We use EBITDA as a performance measure of our financial condition and results of operations because it provides a basis to evaluate our ability to incur and service debt, fund capital expenditures and expand our business. In addition, since depreciation and amortization are non-cash items and a significant portion of our assets, including our management agreements, are intangible assets which are amortized over their projected life, EBITDA represents a basis for evaluating our current operating performance. We also use EBITDA as one measure in determining the value of other acquisitions and dispositions. This financial measure, however, should be considered in addition to, not as a substitute for or as being superior to, operating losses, cash flows, or other measures of financial performance prepared in accordance with U.S. generally accepted accounting principles ("GAAP").

The table below reconciles net income (loss) to EBITDA for the three years ended December 31, 2002, by reportable operating segment. Prior to our merger on July 31, 2002, we operated in two reportable segments: (1) operations of luxury and upscale hotels and (2) operations of mid-scale, upper economy and budget hotels. Following the merger, we operate in the segments shown in the table below. For periods prior to the merger, we have combined our two previously reportable operating segments into the hotel management operating segment.


                                                              Hotel            Corporate                            Financial
                                                           Management           Housing            Other           Statements
                                                         ================    ==============    ==============    ================
Year ended December 31, 2002:
Net Loss                                                 $     (945)         $  (1,155)        $  (34,071)       $   (36,171)
Add back:
  Depreciation and amortization                              13,382                676                -               14,058
  Interest expense                                            5,642                (47)               -                5,595
  Equity in loss of affiliates                                2,409                 -                 -                2,409
  Conversion incentive payment -
      convertible notes                                          -                  -               7,307              7,307
  Minority Interest expense                                    (197)                -                 -                 (197)
  Tax expense                                                (1,133)                -                 -               (1,133)
                                                         ----------------    --------------    --------------    ----------------
EBITDA                                                   $   19,158          $    (526)        $  (26,764)       $    (8,132)
                                                         ================    ==============    ==============    ================


                                                              Hotel            Corporate                            Financial
                                                           Management           Housing            Other           Statements
                                                         ================    ==============    ==============    ================
Year ended December 31, 2001:                            $    (4,324)       $       -         $     (3,026)     $    (7,350)
Net Loss
Add back:
  Depreciation and amortization                               10,394                -                  -              10,394
  Interest expense                                             1,635                -                  -               1,635
  Equity in loss of affiliates                                 5,169                -                  -               5,169
  Minority Interest expense                                      194                -                  -                 194
  Tax expense                                                 (3,295)               -                  -              (3,295)
                                                         ----------------    --------------    --------------    ----------------
 EBITDA                                                  $     9,773         $      -          $    (3,026)      $     6,747
                                                         ================    ==============    ==============    ================

Year ended December 31, 2000:
Net Loss                                                 $     5,743         $      -          $   (14,646)      $    (8,903)
Add back:
  Depreciation and amortization                               16,091                -                  -              16,091
  Interest expense                                            (1,801)               -                  -              (1,801)
  Equity in loss of affiliates                                   522                -                  -                 522
  Minority Interest expense                                  (10,719)               -                  -             (10,719)
  Tax expense                                                 (5,935)               -                  -              (5,935)
                                                         ----------------    --------------    --------------    ----------------
EBITDA                                                   $     3,901          $     -          $   (14,646)       $   (10,745)
                                                         ================    ==============    ==============    ================



The "Other" column in the table above represents operating segment activity for the non-reportable segments, including merger costs, restructuring costs, tender offer costs, asset impairments and write-offs, and joint venture start-up costs.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 5, 2003                       By:   /s/ Christopher L. Bennett
                                               --------------------------------
                                               Name:  Christopher L. Bennett
                                               Title: Senior Vice President and
                                                      General Counsel